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                                                                       CONFORMED
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 7, 2001
(Date of earliest event reported)               Commission File No. 333-27341


                           TELEX COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its charter)

             DELAWARE                                         38-1853300
             --------                                         ----------
    (State or other jurisdiction of                         (I.R.S. Employer
      incorporation or organization)                        Identification No.)


            12000 PORTLAND AVENUE SOUTH, BURNSVILLE, MINNESOTA 55337
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       Registrant's telephone number, including area code: (952) 884-4051



                         THIS DOCUMENT CONTAINS 5 PAGES.

================================================================================


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ITEMS 1-4       NOT APPLICABLE

ITEM 5          OTHER EVENTS

                ON NOVEMBER 7, 2001, TELEX COMMUNICATIONS, INC. (THE "COMPANY") ANNOUNCED THAT IT HAS EXTENDED THE EXPIRATION DATE FOR ITS PREVIOUSLY ANNOUNCED EXCHANGE OFFER AND CONSENT SOLICITATION IN CONNECTION WITH ITS PROPOSED DEBT RESTRUCTURING PLAN. THE PRESS RELEASE ISSUED BY THE COMPANY DETAILING THE EXTENDED EXPIRATION DATE IS ATTACHED AS EXHIBIT 99.1.

ITEM 6          NOT APPLICABLE

ITEM 7          EXHIBITS

                99.1    PRESS RELEASE ISSUED BY THE COMPANY DATED NOVEMBER 7,
                        2001.

ITEMS 8-9       NOT APPLICABLE

SIGNATURE

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                    TELEX COMMUNICATIONS, INC.




Dated:  November 8, 2001            By:  /s/ Ned C. Jackson
                                    -----------------------
                                    Ned C. Jackson
                                    President and Chief Executive Officer




Dated:  November 8, 2001            By:  /s/ Richard J. Pearson
                                    ---------------------------
                                    Richard J. Pearson
                                    Vice President and Chief Financial Officer









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                           TELEX COMMUNICATIONS, INC.
                                    FORM 8-K

                                  EXHIBIT INDEX


      EXHIBIT NO.                DESCRIPTION

      99.1                       PRESS RELEASE ISSUED BY THE COMPANY DATED
                                 NOVEMBER 7, 2001.





























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